                                                                    EXHIBIT 23.1



                          CONSENT OF ERNST & YOUNG LLP



    We consent to the reference to our firm under the captions "Independent Auditors" and "Selected Financial Data", and to the use of our report dated June 7, 1996, in Amendment #1 to the Registration Statement (Form S-4 No. 333-14913) and related Prospectus of Astor Holdings II, Inc. dated December 18, 1996.



Buffalo, New York
December 18, 1996